Exhibit 10.11

                        INVESTMENT REPRESENTATION LETTER


                                                   [DATE]

Crest View Inc.
l700 W. Horizon Ridge Parkway
Henderson, Nevada  89012

Gentlemen:

     This letter is furnished to Crest View, Inc., a Nevada corporation (the "Company"), in connection with the issuance to the undersigned of ________ shares of Common Stock, $.001 par value, of the Company (the "Shares"). These Shares have been sold, assigned and transferred to the undersigned by {NAME OF SELLER, ASSIGNOR AND TRANSFEROR] at a cost of $.001 per share. The Company is relying upon the representations, acknowledgements and agreements herein in permitting transfer of the Shares.

     The undersigned hereby represents to the Company that the Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act of 1933, as amended ("1933 Act").

     The undersigned acknowledges that the Shares have not been registered under the 1933 Act, that the Shares were issued to the undersigned pursuant to the exemption provided by Section 4(2) of the 1933 Act for transactions by an issuer not involving any public offering and/or Rule 504 under Regulation D of the l933 Act and therefore the Shares must be held indefinitely unless they are subsequently registered or an exemption permitting resale is available.

     The undersigned acknowledges that the Shares are "restricted securities" within the meaning of Rule 144 under the 1933 Act, which permits routine trading transactions involving "restricted securities" if the securities have been held by the seller for at least one year and if certain other requirements are met, among which is that only a limited amount of securities may be sold in any three-month period in reliance on Rule 144, unless Rule 144(k) applies at the time of sale.

     The undersigned agrees not to offer, sell, transfer or otherwise dispose of the Shares, or any of them, without first having presented to the Company a written opinion of counsel satisfactory to the Company indicating that the proposed transfer will not be in violation of the 1933 Act or the rules and regulations promulgated thereunder. The undersigned agrees that a legend to this effect may be placed on the certificate(s) representing the Shares, or any substitutes therefor, and the undersigned hereby authorizes the Company to instruct its transfer agent for the Shares to enter a "stop transfer" order with respect to the Shares.

     The undersigned is familiar with the financial condition and prospects of the Company's business and has had ample opportunity to discuss with its officers the current corporate activities of the Company. The undersigned represents that he has sufficient knowledge and experience in financial and business matters to be capable of evaluating the risks and merits of the investment and believes that the Shares are securities of the kind that the undersigned wishes to purchase and hold for investment, and that the nature of the Shares is consistent with the undersigned's investment program.

     The undersigned agrees to indemnify the Company against any and all liabilities, losses, costs, damages, fees (including attorneys' fees) and other expenses which the Company may sustain or incur in consequence of a sale of the Shares by the undersigned in violation of the 1933 Act or any rules or regulations promulgated thereunder or in violation of any other law or rule.

                                        Very truly yours,



                                        By:


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

TO BE COMPLETED BY PURCHASER


The undersigned is a (check one):

      Natural Person
_____

      Trust
_____

      Corporation
_____

      Partnership
_____

(Please print the following information exactly as you wish it to appear on the Company record.)



______________________________________   _______________________________________
        (Name of Undersigned)                           (Address)



______________________________________   _______________________________________
     (Tax Identification Number)                     (Telephone Number)



______________________________________
            Signature


Dated:
                                         _______________________________________
                                                        Print Name


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